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                                                                    Exhibit 23.3

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     We hereby consent to the use in this Amendment No. 4 to the Registration Statement on Form S-1 of our report dated July 22, 2005 relating to the combined financial statements of Automotive Lease Guide LLC and Automotive Lease Guide Canada, Inc., which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

San Francisco, CA
November 10, 2005